Exhibit 10.1

AMENDMENT NO. 1 TO LEASE AGREEMENT – LOT 5 – MAVERICK SUBDIVISION

THIS AMENDMENT NO. 1 TO LEASE AGREEMENT (the “Amendment”), is made and entered into effective as of the 1st day of May, 2020 (the “Effective Date”), by and between Original Cannabis Growers of Ordway LLC, a Colorado LLC (“Tenant”), whose address for notice purposes is 8293 maverick lane, Ordway, CO 81063 and PW CO CanRE Mav 5 LLC, a Colorado LLC (“Landlord”), whose address for notice purposes is 301 Winding Road, Old Bethpage, New York 11804.

W I T N E S S E T H :

A. WHEREAS, Landlord and Tenant executed and entered into that certain Lease dated as of March 1, 2020 (“Lease”), with respect to certain space located at Lot 5, Maverick Subdivision, Ordway, Colorado 81063, containing a stipulated 5.20 acres and is currently under construction to build approximately 5,040 square feet of greenhouse space, 2,520 square feet of head house space and a 2,400 square foot ancillary building (“Premises”), all as more particularly described in Lease; and

B. WHEREAS, Guarantor is the guarantor under that certain Guaranty, dated March 18, 2020 and attached to the Lease (the “Guarantee”), pursuant to which the Guarantor unconditionally guaranteed to and in favor of the landlord under the Lease from time to time and any successors thereto, including the Landlord, the prompt and complete payment and performance of each and every term, provision, covenant and condition under the Lease to be paid and performed by the tenant thereunder from time to time, as more particularly set forth in the Guarantee; and

C. WHEREAS, the parties hereto desire to modify the Lease, together with all rights and obligations contained therein, subject to and in accordance with the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. RECITALS: The foregoing recitals are true and correct and are incorporated herein by this reference.

2. BASE RENT: The parties acknowledge and agree that the Base Rent set forth in the Lease shall be amended and restated to add the rents shown on Exhibit 1 attached hereto and made a part hereof and which represents the additional rent for the Expansion Space.

3. ADDITIONAL SECURITY DEPOSIT: Tenant agrees to fund $30,000 as an additional Security Deposit as defined in the Lease by September 1, 2020.

4. EXPANSION.

a. Grant of Expansion Right and Tenant Obligation. Landlord hereby grants Tenant the right and obligation to expand the Premises by approximately 5,040 square feet of greenhouse space (the “Expansion”). Tenant shall be fully responsible for the lawful design, permitting, lien-free construction and completion of the Expansion. The Expansion and the design, construction and operations thereof shall comply with all Applicable Law (as defined in the Lease).

b. Landlord Assistance with Funding. As costs are actually incurred by Tenant in connection with the Expansion or as costs are contracted for pursuant to an executed contract, Tenant may present Landlord with such signed contract or with the paid invoices for such costs as shown on the budget attached hereto as Exhibit 2 (the “Budget”). Landlord will pay or reimburse Tenant for such reasonably documented expenditures within 30 days of presentment of a signed contract for such costs, all an amount equal to and not in excess of the Budget. Upon completion of the Expansion, Tenant shall provide Landlord with the following within sixty (60) days of such completion: (i) reasonable evidence of a validly issued unconditional certificate of occupancy for the Expansion as provided by the applicable local authorities, (ii) a title insurance bring down search showing the lien free completion of the Expansion dated within sixty (60) days of completion, and (iii) the commencement of operations by Tenant in the Expansion. Tenant acknowledges and agrees to design, purchase and construct the Expansion on or before August 31, 2020 and that all such costs for the Expansion in excess of the Budget shall be Tenant’s sole responsibility. All contractors and sub-contractors shall submit standard insurance certificates showing coverage for builder’s risk, property damage and liability coverage in standard market rate amounts, such liability coverage to be at least $1,000,000 per occurrence with $5,000,000 in the excess with companies licensed to do business with an A.M. Best ratings of A or better in the State of Colorado.

5. GUARANTEE

The parties acknowledge and agree that timely and lawful completion of the Expansion and all other aspects of the Lease and the Amendment is automatically covered by the Guarantee which, by its terms, include Tenant’s compliance with the terms of the Lease, but irrespective of such acknowledgement, Guarantor hereby confirms the same by singing below.

6. MISCELLANEOUS: (i) the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; (ii) this Amendment, together with the Lease, constitutes the entire understanding between the parties in respect to the subject matter hereof, and the Lease has not been modified or amended, except by this Amendment; (iii) Tenant hereby covenants, represents, warrants and independently stipulates to Landlord that (a) the Lease is not in default by Landlord, and remains in full force and effect, (b) Tenant owns and holds the Tenant’s interest in the Lease, and the same, as well as all leasehold improvements, furniture, fixtures and equipment, and personalty contained in the Premises, are free and clear of all liens, claims and encumbrances of whatsoever kind and nature, and Tenant has paid all personal property and other taxes relating to the same and to the Premises and the Lease, and (c) there has been no change in the ownership of the Tenant which under the terms of the Lease would have required Landlord’s consent thereto; (iv) this Amendment constitutes the legal, valid and binding obligation of Tenant and Landlord, and the same is enforceable in accordance with its terms; and (v) all terms defined in the Lease and used in this Amendment shall have the meanings ascribed to them in the Lease unless the context clearly otherwise requires.

7. RATIFICATION: Except as hereby amended, all of the provisions of the Lease and Guarantee are hereby ratified and confirmed and shall be and remain in full force and effect, and the same are enforceable in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

LANDLORD:		TENANT:

PW CO CanRE Mav 5 LLC, a Colorado LLC		Original Cannabis Growers of Ordway LLC, a Colorado LLC

By:	David H. Lesser	By:	Paul Elias
Authorized Signatory		Managing Member

Witnesses for Landlord:		Witnesses for Tenant:

First Witness for Landlord		First Witness for Tenant
Name:
Guarantor:

		By:	Paul Elias
(Individual)

Exhibit 1

Additional Rent Schedule

Month	Date	Monthly Rent	Monthly Rent if Reset
1	1-May-20	-	NA
2	1-Jun-20	-	NA
3	1-Jul-20	-	NA
4	1-Aug-20	-	NA
5	1-Sep-20	-	NA
6	1-Oct-20	-	NA
7	1-Nov-20	9,737.19	NA
8	1-Dec-20	9,737.19	NA
9	1-Jan-21	9,737.19	NA
10	1-Feb-21	9,737.19	NA
11	1-Mar-21	9,737.19	NA
12	1-Apr-21	9,737.19	NA
13	1-May-21	9,737.19	NA
14	1-Jun-21	9,737.19	NA
15	1-Jul-21	9,737.19	NA
16	1-Aug-21	9,737.19	NA
17	1-Sep-21	9,737.19	NA
18	1-Oct-21	9,737.19	NA
19	1-Nov-21	9,737.19	NA
20	1-Dec-21	9,737.19	NA
21	1-Jan-22	9,737.19	NA
22	1-Feb-22	9,737.19	NA
23	1-Mar-22	9,737.19	NA
24	1-Apr-22	9,737.19	NA
25	1-May-22	9,737.19	NA
26	1-Jun-22	9,737.19	NA
27	1-Jul-22	9,737.19	NA
28	1-Aug-22	9,737.19	NA
29	1-Sep-22	9,737.19	NA
30	1-Oct-22	9,737.19	NA
31	1-Nov-22	9,737.19	NA
32	1-Dec-22	9,737.19	NA
33	1-Jan-23	9,737.19	NA
34	1-Feb-23	9,737.19	NA
35	1-Mar-23	9,737.19	NA
36	1-Apr-23	9,737.19	NA
37	1-May-23	9,737.19	NA
38	1-Jun-23	9,737.19	NA
39	1-Jul-23	9,737.19	NA
40	1-Aug-23	9,737.19	NA
41	1-Sep-23	9,737.19	NA
42	1-Oct-23	9,737.19	NA
43	1-Nov-23	3,651.45	NA
44	1-Dec-23	3,651.45	NA
45	1-Jan-24	3,651.45	NA
46	1-Feb-24	3,651.45	NA
47	1-Mar-24	3,651.45	NA

48	1-Apr-24	3,651.45	NA
49	1-May-24	3,651.45	NA
50	1-Jun-24	3,651.45	NA
51	1-Jul-24	3,651.45	NA
52	1-Aug-24	3,651.45	NA
53	1-Sep-24	3,651.45	NA
54	1-Oct-24	3,651.45	NA
55	1-Nov-24	3,760.99	NA
56	1-Dec-24	3,760.99	NA
57	1-Jan-25	3,760.99	NA
58	1-Feb-25	3,760.99	NA
59	1-Mar-25	3,760.99	NA
60	1-Apr-25	3,760.99	NA
61	1-May-25	3,760.99	NA
62	1-Jun-25	3,760.99	NA
63	1-Jul-25	3,760.99	NA
64	1-Aug-25	3,760.99	NA
65	1-Sep-25	3,760.99	NA
66	1-Oct-25	3,760.99	NA
67	1-Nov-25	3,873.82	NA
68	1-Dec-25	3,873.82	NA
69	1-Jan-26	3,873.82	NA
70	1-Feb-26	3,873.82	NA
71	1-Mar-26	3,873.82	NA
72	1-Apr-26	3,873.82	2,629.04
73	1-May-26	3,873.82	2,629.04
74	1-Jun-26	3,873.82	2,629.04
75	1-Jul-26	3,873.82	2,629.04
76	1-Aug-26	3,873.82	2,629.04
77	1-Sep-26	3,873.82	2,629.04
78	1-Oct-26	3,873.82	2,629.04
79	1-Nov-26	3,990.03	2,629.04
80	1-Dec-26	3,990.03	2,629.04
81	1-Jan-27	3,990.03	2,629.04
82	1-Feb-27	3,990.03	2,629.04
83	1-Mar-27	3,990.03	2,629.04
84	1-Apr-27	3,990.03	2,707.91
85	1-May-27	3,990.03	2,789.15
86	1-Jun-27	3,990.03	2,789.15
87	1-Jul-27	3,990.03	2,789.15
88	1-Aug-27	3,990.03	2,789.15
89	1-Sep-27	3,990.03	2,789.15
90	1-Oct-27	3,990.03	2,789.15
91	1-Nov-27	4,109.74	2,789.15
92	1-Dec-27	4,109.74	2,789.15
93	1-Jan-28	4,109.74	2,789.15
94	1-Feb-28	4,109.74	2,789.15
95	1-Mar-28	4,109.74	2,789.15
96	1-Apr-28	4,109.74	2,872.82
97	1-May-28	4,109.74	2,872.82
98	1-Jun-28	4,109.74	2,872.82
99	1-Jul-28	4,109.74	2,872.82

100	1-Aug-28	4,109.74	2,872.82
101	1-Sep-28	4,109.74	2,872.82
102	1-Oct-28	4,109.74	2,872.82
103	1-Nov-28	4,233.03	2,872.82
104	1-Dec-28	4,233.03	2,872.82
105	1-Jan-29	4,233.03	2,872.82
106	1-Feb-29	4,233.03	2,872.82
107	1-Mar-29	4,233.03	2,872.82
108	1-Apr-29	4,233.03	2,959.01
109	1-May-29	4,233.03	2,959.01
110	1-Jun-29	4,233.03	2,959.01
111	1-Jul-29	4,233.03	2,959.01
112	1-Aug-29	4,233.03	2,959.01
113	1-Sep-29	4,233.03	2,959.01
114	1-Oct-29	4,233.03	2,959.01
115	1-Nov-29	4,360.02	2,959.01
116	1-Dec-29	4,360.02	2,959.01
117	1-Jan-30	4,360.02	2,959.01
118	1-Feb-30	4,360.02	2,959.01
119	1-Mar-30	4,360.02	2,959.01
120	1-Apr-30	4,360.02	3,047.78
121	1-May-30	4,360.02	3,047.78
122	1-Jun-30	4,360.02	3,047.78
123	1-Jul-30	4,360.02	3,047.78
124	1-Aug-30	4,360.02	3,047.78
125	1-Sep-30	4,360.02	3,047.78
126	1-Oct-30	4,360.02	3,047.78
127	1-Nov-30	4,490.82	3,047.78
128	1-Dec-30	4,490.82	3,047.78
129	1-Jan-31	4,490.82	3,047.78
130	1-Feb-31	4,490.82	3,047.78
131	1-Mar-31	4,490.82	3,047.78
132	1-Apr-31	4,490.82	3,139.21
133	1-May-31	4,490.82	3,139.21
134	1-Jun-31	4,490.82	3,139.21
135	1-Jul-31	4,490.82	3,139.21
136	1-Aug-31	4,490.82	3,139.21
137	1-Sep-31	4,490.82	3,139.21
138	1-Oct-31	4,490.82	3,139.21
139	1-Nov-31	4,625.54	3,139.21
140	1-Dec-31	4,625.54	3,139.21
141	1-Jan-32	4,625.54	3,139.21
142	1-Feb-32	4,625.54	3,139.21
143	1-Mar-32	4,625.54	3,139.21
144	1-Apr-32	4,625.54	3,233.39
145	1-May-32	4,625.54	3,233.39
146	1-Jun-32	4,625.54	3,233.39
147	1-Jul-32	4,625.54	3,233.39
148	1-Aug-32	4,625.54	3,233.39
149	1-Sep-32	4,625.54	3,233.39
150	1-Oct-32	4,625.54	3,233.39
151	1-Nov-32	4,764.31	3,233.39

152	1-Dec-32	4,764.31	3,233.39
153	1-Jan-33	4,764.31	3,233.39
154	1-Feb-33	4,764.31	3,233.39
155	1-Mar-33	4,764.31	3,233.39
156	1-Apr-33	4,764.31	3,330.39
157	1-May-33	4,764.31	3,330.39
158	1-Jun-33	4,764.31	3,330.39
159	1-Jul-33	4,764.31	3,330.39
160	1-Aug-33	4,764.31	3,330.39
161	1-Sep-33	4,764.31	3,330.39
162	1-Oct-33	4,764.31	3,330.39
163	1-Nov-33	4,907.24	3,330.39
164	1-Dec-33	4,907.24	3,330.39
165	1-Jan-34	4,907.24	3,330.39
166	1-Feb-34	4,907.24	3,330.39
167	1-Mar-34	4,907.24	3,330.39
168	1-Apr-34	4,907.24	3,430.30
169	1-May-34	4,907.24	3,430.30
170	1-Jun-34	4,907.24	3,430.30
171	1-Jul-34	4,907.24	3,430.30
172	1-Aug-34	4,907.24	3,430.30
173	1-Sep-34	4,907.24	3,430.30
174	1-Oct-34	4,907.24	3,430.30
175	1-Nov-34	5,054.46	3,430.30
176	1-Dec-34	5,054.46	3,430.30
177	1-Jan-35	5,054.46	3,430.30
178	1-Feb-35	5,054.46	3,430.30
179	1-Mar-35	5,054.46	3,430.30
180	1-Apr-35	5,054.46	3,533.21
181	1-May-35	5,054.46	3,533.21
182	1-Jun-35	5,054.46	3,533.21
183	1-Jul-35	5,054.46	3,533.21
184	1-Aug-35	5,054.46	3,533.21
185	1-Sep-35	5,054.46	3,533.21
186	1-Oct-35	5,054.46	3,533.21
187	1-Nov-35	5,206.09	3,533.21
188	1-Dec-35	5,206.09	3,533.21
189	1-Jan-36	5,206.09	3,533.21
190	1-Feb-36	5,206.09	3,533.21
191	1-Mar-36	5,206.09	3,533.21
192	1-Apr-36	5,206.09	3,639.21
193	1-May-36	5,206.09	3,639.21
194	1-Jun-36	5,206.09	3,639.21
195	1-Jul-36	5,206.09	3,639.21
196	1-Aug-36	5,206.09	3,639.21
197	1-Sep-36	5,206.09	3,639.21
198	1-Oct-36	5,206.09	3,639.21
199	1-Nov-36	5,362.27	3,639.21
200	1-Dec-36	5,362.27	3,639.21
201	1-Jan-37	5,362.27	3,639.21
202	1-Feb-37	5,362.27	3,639.21
203	1-Mar-37	5,362.27	3,639.21

204	1-Apr-37	5,362.27	3,748.38
205	1-May-37	5,362.27	3,748.38
206	1-Jun-37	5,362.27	3,748.38
207	1-Jul-37	5,362.27	3,748.38
208	1-Aug-37	5,362.27	3,748.38
209	1-Sep-37	5,362.27	3,748.38
210	1-Oct-37	5,362.27	3,748.38
211	1-Nov-37	5,523.14	3,748.38
212	1-Dec-37	5,523.14	3,748.38
213	1-Jan-38	5,523.14	3,748.38
214	1-Feb-38	5,523.14	3,748.38
215	1-Mar-38	5,523.14	3,748.38
216	1-Apr-38	5,523.14	3,860.84
217	1-May-38	5,523.14	3,860.84
218	1-Jun-38	5,523.14	3,860.84
219	1-Jul-38	5,523.14	3,860.84
220	1-Aug-38	5,523.14	3,860.84
221	1-Sep-38	5,523.14	3,860.84
222	1-Oct-38	5,523.14	3,860.84
223	1-Nov-38	5,688.84	3,860.84
224	1-Dec-38	5,688.84	3,860.84
225	1-Jan-39	5,688.84	3,860.84
226	1-Feb-39	5,688.84	3,860.84
227	1-Mar-39	5,688.84	3,860.84
228	1-Apr-39	5,688.84	3,976.66
229	1-May-39	5,688.84	3,976.66
230	1-Jun-39	5,688.84	3,976.66
231	1-Jul-39	5,688.84	3,976.66
232	1-Aug-39	5,688.84	3,976.66
233	1-Sep-39	5,688.84	3,976.66
234	1-Oct-39	5,688.84	3,976.66
235	1-Nov-39	5,859.50	3,976.66
236	1-Dec-39	5,859.50	3,976.66
237	1-Jan-40	5,859.50	3,976.66
238	1-Feb-40	5,859.50	3,976.66
239	1-Mar-40	5,859.50	3,976.66

Option Period 1:

240	1-Apr-40	5,859.50	4,095.96
241	1-May-40	5,859.50	4,095.96
242	1-Jun-40	5,859.50	4,095.96
243	1-Jul-40	5,859.50	4,095.96
244	1-Aug-40	5,859.50	4,095.96
245	1-Sep-40	5,859.50	4,095.96
246	1-Oct-40	5,859.50	4,095.96
247	1-Nov-40	6,035.29	4,095.96
248	1-Dec-40	6,035.29	4,095.96
249	1-Jan-41	6,035.29	4,095.96
250	1-Feb-41	6,035.29	4,095.96
251	1-Mar-41	6,035.29	4,095.96
252	1-Apr-41	6,035.29	4,218.84
253	1-May-41	6,035.29	4,218.84
254	1-Jun-41	6,035.29	4,218.84
255	1-Jul-41	6,035.29	4,218.84
256	1-Aug-41	6,035.29	4,218.84
257	1-Sep-41	6,035.29	4,218.84
258	1-Oct-41	6,035.29	4,218.84
259	1-Nov-41	6,216.34	4,218.84
260	1-Dec-41	6,216.34	4,218.84
261	1-Jan-42	6,216.34	4,218.84
262	1-Feb-42	6,216.34	4,218.84
263	1-Mar-42	6,216.34	4,218.84
264	1-Apr-42	6,216.34	4,345.41
265	1-May-42	6,216.34	4,345.41
266	1-Jun-42	6,216.34	4,345.41
267	1-Jul-42	6,216.34	4,345.41
268	1-Aug-42	6,216.34	4,345.41
269	1-Sep-42	6,216.34	4,345.41
270	1-Oct-42	6,216.34	4,345.41
271	1-Nov-42	6,402.83	4,345.41
272	1-Dec-42	6,402.83	4,345.41
273	1-Jan-43	6,402.83	4,345.41
274	1-Feb-43	6,402.83	4,345.41
275	1-Mar-43	6,402.83	4,475.77
276	1-Apr-43	6,402.83	4,475.77
277	1-May-43	6,402.83	4,475.77
278	1-Jun-43	6,402.83	4,475.77
279	1-Jul-43	6,402.83	4,475.77
280	1-Aug-43	6,402.83	4,475.77
281	1-Sep-43	6,402.83	4,475.77
282	1-Oct-43	6,402.83	4,475.77
283	1-Nov-43	6,594.92	4,475.77
284	1-Dec-43	6,594.92	4,475.77
285	1-Jan-44	6,594.92	4,475.77
286	1-Feb-44	6,594.92	4,475.77
287	1-Mar-44	6,594.92	4,610.04
288	1-Apr-44	6,594.92	4,610.04
289	1-May-44	6,594.92	4,610.04
290	1-Jun-44	6,594.92	4,610.04
291	1-Jul-44	6,594.92	4,610.04
292	1-Aug-44	6,594.92	4,610.04
293	1-Sep-44	6,594.92	4,610.04
294	1-Oct-44	6,594.92	4,610.04
295	1-Nov-44	6,792.77	4,610.04
296	1-Dec-44	6,792.77	4,610.04
297	1-Jan-45	6,792.77	4,610.04
298	1-Feb-45	6,792.77	4,610.04
299	1-Mar-45	6,792.77	4,610.04

Option Period 2:

300	1-Apr-45	6,792.77	4,748.34
301	1-May-45	6,792.77	4,748.34
302	1-Jun-45	6,792.77	4,748.34
303	1-Jul-45	6,792.77	4,748.34
304	1-Aug-45	6,792.77	4,748.34
305	1-Sep-45	6,792.77	4,748.34
306	1-Oct-45	6,792.77	4,748.34
307	1-Nov-45	6,996.55	4,748.34
308	1-Dec-45	6,996.55	4,748.34
309	1-Jan-46	6,996.55	4,748.34
310	1-Feb-46	6,996.55	4,748.34
311	1-Mar-46	6,996.55	4,748.34
312	1-Apr-46	6,996.55	4,890.79
313	1-May-46	6,996.55	4,890.79
314	1-Jun-46	6,996.55	4,890.79
315	1-Jul-46	6,996.55	4,890.79
316	1-Aug-46	6,996.55	4,890.79
317	1-Sep-46	6,996.55	4,890.79
318	1-Oct-46	6,996.55	4,890.79
319	1-Nov-46	7,206.45	4,890.79
320	1-Dec-46	7,206.45	4,890.79
321	1-Jan-47	7,206.45	4,890.79
322	1-Feb-47	7,206.45	4,890.79
323	1-Mar-47	7,206.45	4,890.79
324	1-Apr-47	7,206.45	5,037.52
325	1-May-47	7,206.45	5,037.52
326	1-Jun-47	7,206.45	5,037.52
327	1-Jul-47	7,206.45	5,037.52
328	1-Aug-47	7,206.45	5,037.52
329	1-Sep-47	7,206.45	5,037.52
330	1-Oct-47	7,206.45	5,037.52
331	1-Nov-47	7,422.64	5,037.52
332	1-Dec-47	7,422.64	5,037.52
333	1-Jan-48	7,422.64	5,037.52
334	1-Feb-48	7,422.64	5,037.52
335	1-Mar-48	7,422.64	5,037.52
336	1-Apr-48	7,422.64	5,037.52
337	1-May-48	7,422.64	5,188.64
338	1-Jun-48	7,422.64	5,188.64
339	1-Jul-48	7,422.64	5,188.64
340	1-Aug-48	7,422.64	5,188.64
341	1-Sep-48	7,422.64	5,188.64
342	1-Oct-48	7,422.64	5,188.64
343	1-Nov-48	7,645.32	5,188.64
344	1-Dec-48	7,645.32	5,188.64
345	1-Jan-49	7,645.32	5,188.64
346	1-Feb-49	7,645.32	5,188.64
347	1-Mar-49	7,645.32	5,188.64
348	1-Apr-49	7,645.32	5,188.64
349	1-May-49	7,645.32	5,188.64
350	1-Jun-49	7,645.32	5,188.64
351	1-Jul-49	7,645.32	5,344.30
352	1-Aug-49	7,645.32	5,344.30
353	1-Sep-49	7,645.32	5,344.30
354	1-Oct-49	7,645.32	5,344.30
355	1-Nov-49	7,874.68	5,344.30
356	1-Dec-49	7,874.68	5,344.30
357	1-Jan-50	7,874.68	5,344.30
358	1-Feb-50	7,874.68	5,344.30
359	1-Mar-50	7,874.68	5,344.30

Exhibit 2

Expansion Budget